--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant                                [X]

    Filed by a Party other than the Registrant             [_]

    Check the Appropriate Box:

    [_] Preliminary Proxy Statement

    [_] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [_] Definitive Additional Materials

    [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                THE VIRTUS FUNDS
              (NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

                                THE VIRTUS FUNDS
                    (NAME OF PERSONS FILING PROXY STATEMENT)

  Payment of filing fee (check the appropriate box):

    [X] No fee required.

    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------
     (5) Total fee paid:

            --------------------------------------------------------
    [_] Fee paid previously with preliminary material

    [_] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
                                  --------------------------------
      (2) Form, Schedule or Registration Statement No.:
                                                        ----------
      (3) Filing Party:
                        ------------------------------------------
      (4) Date Filed:
                      --------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         [LOGO OF VIRTUS APPEARS HERE]
                       THE MARYLAND MUNICIPAL BOND FUND
                     FEDERATED INVESTORS TOWER PITTSBURGH,
                            PENNSYLVANIA 15222-3779

                                                                January 8, 1998

Dear Shareholder:

  I am writing to shareholders of The Virtus Funds' Maryland Municipal Bond Fund (the "Fund") to inform you of a special shareholders' meeting (the "Meeting") to be held on February 20, 1998. Before the Meeting I would like your vote on the important issues affecting your Fund as described in the attached Proxy Statement. The Meeting is necessitated by the events described below.

  On July 18, 1997, Signet Banking Corporation ("Signet") agreed to merge with and into a wholly-owned subsidiary of First Union Corporation ("First Union") (the "Merger"). Prior to November 28, 1997, Signet was the ultimate parent of Virtus Capital Management, Inc. ("Virtus"), the investment adviser to the Fund. Since the consummation of the Merger on November 28, 1997, Virtus has been a wholly-owned subsidiary of First Union.

  First Union National Bank ("FUNB") is a subsidiary of First Union. The Capital Management Group (the "CMG") of FUNB and its investment adviser affiliates manage or otherwise oversee the investment of over $75 billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds, which funds had assets of $40 billion as of November 30, 1997.

  As a consequence of the Merger and in order to facilitate the investment management of assets and the delivery of shareholder services to the Fund and to integrate the Fund into the Evergreen family of mutual funds, the Trustees of your Fund are proposing for your approval the reorganization of the Fund from a series of a Massachusetts business trust (The Virtus Funds) to a series of a Delaware business trust, Evergreen Municipal Trust (the "Successor Trust"), an interim investment advisory agreement with Virtus, the reclassification of the Fund's investment objective from fundamental to nonfundamental, the adoption of standardized fundamental investment restrictions for the Fund and the reclassification of certain fundamental restrictions to nonfundamental.

  Although we would like very much to have each shareholder attend the Meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

  If you return your proxy promptly you can help your Fund avoid follow-up mailings to achieve a quorum. If your shares in the Fund are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

  THE BOARD OF TRUSTEES OF THE FUND HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

  If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares.

  Thank you for taking these matters seriously and participating in this important process.

                                          Sincerely,

                                          /s/ Edward C. Gonzales

                                          Edward C. Gonzales
                                          President
                                          The Virtus Funds

                               THE VIRTUS FUNDS
                       THE MARYLAND MUNICIPAL BOND FUND
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 20, 1998

                               ----------------

  Notice Is Hereby Given that a Special Meeting (the "Meeting") of Shareholders of The Maryland Municipal Bond Fund (the "Fund") of The Virtus Funds (the "Current Trust"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on Friday, February 20, 1998 at 2:00 p.m., Eastern time, for the following purposes:

      1. To consider and act upon an Agreement and Plan of Conversion (the "Plan") for the Fund providing for the reorganization of the Fund from a series of the Current Trust, a Massachusetts business trust, to a corresponding series, the Evergreen Maryland Municipal Bond Fund (the "Successor Fund") of Evergreen Municipal Trust, a Delaware business trust (the "Successor Trust"), and in connection therewith, the acquisition by the Successor Fund of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. The Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

      2. To consider and act upon an interim investment advisory agreement between the Fund and Virtus Capital Management, Inc. ("Virtus"), the Fund's current investment adviser. Prior to November 28, 1997, Virtus was a subsidiary of Signet Banking Corporation ("Signet"), and since such date, as a result of a merger of Signet with and into a subsidiary of First Union Corporation ("First Union"), Virtus has been a subsidiary of First Union. Such interim investment advisory agreement will remain in place until the reorganization of the Fund into the Successor Fund, such reorganization currently being expected to occur on or about February 27, 1998.

      3. To consider approval of the reclassification of the investment objective of the Fund from fundamental to nonfundamental.

      4. To consider adoption of standardized investment restrictions by amending or reclassifying the current fundamental investment restrictions of the Fund.

      5. To transact any other business which may properly come before the Meeting or any adjournments thereof.

  The close of business on December 26, 1997 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Board of Trustees

                                          John W. McGonigle
                                          Secretary
January 8, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

     REGISTRATION                             VALID SIGNATURE
     CORPORATE ACCOUNTS
     (1) ABC Corp............................ (1) ABC Corp.
                                                  John Doe, Treasurer

     (2) ABC Corp............................ (2) John Doe, Treasurer
         c/o John Doe, Treasurer

     (3) ABC Corp. Profit Sharing Plan....... (3) John Doe, Trustee

     TRUST ACCOUNTS
     (1) ABC Trust........................... (1) Jane B. Doe, Trustee

     (2) Jane B. Doe, Trustee................ (2) Jane B. Doe
         u/t/d 12/28/78

     CUSTODIAL OR ESTATE ACCOUNTS
     (1) John B. Smith, Cust................. (1) John B. Smith
         f/b/o John B. Smith, Jr. UGMA

     (2) John B. Smith, Sr................... (2) John B. Smith, Sr., Executor

                               THE VIRTUS FUNDS
                       THE MARYLAND MUNICIPAL BOND FUND
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                               ----------------
                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 20, 1998

                               ----------------

INTRODUCTION

  This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of The Virtus Funds (the "Current Trust") on behalf of the Current Trust's Maryland Municipal Bond Fund (the "Fund") for the special meeting of shareholders to be held on Friday, February 20, 1998, at the offices of the Evergreen Funds, at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 at 2:00 p.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 26, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 8, 1998.

BACKGROUND

  On July 18, 1997, First Union Corporation ("First Union") entered into an Agreement and Plan of Merger with Signet Bank Corporation ("Signet") which provided, among other things, for the merger of Signet with and into a wholly-owned subsidiary of First Union (the "Merger"). The Merger was consummated on November 28, 1997. As a result of the Merger, it is expected that First Union National Bank ("FUNB"), a subsidiary of First Union, and its affiliates will succeed to the investment advisory, administrative and transfer agency and dividend disbursing functions currently performed for the Fund by various units of Signet and certain other parties unaffiliated with Signet.

  As a matter of law, the Merger has caused the termination of the investment advisory agreement between the Fund and its investment adviser, Virtus Capital Management, Inc. ("Virtus"). Prior to consummation of the Merger, Virtus was a subsidiary of Signet but, as a consequence of the consummation of the Merger, it is now a subsidiary of First Union. The Current Trust has, however, received an order from the Securities and Exchange Commission (the "SEC") which permits Virtus to continue to act as the Fund's investment adviser, without shareholder approval, pursuant to an interim investment advisory agreement (the "Interim Advisory Agreement") between the Current Trust, on behalf of the Fund, and Virtus, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of the Reorganization (currently anticipated to be on or about February 27, 1998). FUNB will serve as investment adviser to the series of the Delaware business trust into which the Fund is to be reorganized.

  At the Meeting, shareholders will also be asked to vote on several proposals relating to the Fund's investment restrictions. Currently, the Fund's investment objective is classified as "fundamental" and, as such, may be changed only by a vote of the Fund's shareholders. In order to provide the Fund with enhanced flexibility to respond to market, industry or regulatory changes, shareholders are being asked to reclassify the Fund's investment objective as nonfundamental. A nonfundamental investment objective could be changed by the Trustees at any time without approval of the Fund's shareholders. Shareholders are being asked to standardize certain fundamental investment restrictions in order to help provide operational efficiencies and to make it easier for the Fund to monitor compliance with such restrictions. Finally, shareholders are also being asked to reclassify certain fundamental investment restrictions from fundamental to nonfundamental in order to give the Fund greater flexibility to respond to market, regulatory or industry changes.

                    PROPOSAL 1--THE PROPOSED REORGANIZATION
             OF THE FUND AS A SERIES OF A DELAWARE BUSINESS TRUST

  At the Meeting, the shareholders of the Fund will be asked to approve an Agreement and Plan of Conversion (the "Plan"), which provides for the reorganization (the "Reorganization") of the Fund into Evergreen Maryland Municipal Bond Fund, a corresponding series (the "Successor Fund") of Evergreen Municipal Trust, a Delaware business trust (the "Successor Trust"). The Reorganization is occurring as a consequence of the Merger and the fact that the Current Trust will not survive as an independent entity. The intended result of the overall restructuring is to produce a more integrated mutual fund complex with the potential for greater operational efficiencies.

SELECTION OF DELAWARE BUSINESS TRUST FORM OF ORGANIZATION

  At their September 16, 1997 meeting, the Board of Trustees of the Current Trust unanimously approved the proposed reorganization of the Fund as a separate series of the Successor Trust. The Current Trust is organized as a Massachusetts business trust. The Fund is a series portfolio of the Current Trust. As a series of a Delaware business trust, the Successor Fund will have available to it certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

  Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts, or in any other state. As a result, Delaware law is generally considered to afford additional protection to shareholders than Massachusetts business trusts against potential shareholder liability. See "Certain Comparative Information About the Current Trust and the Successor Trust--Shareholder Liability." Similarly, Delaware law provides that should a Delaware business trust issue multiple series of shares, each series shall not be liable for the debts of another series, another potential, though remote, risk in the case of other business trusts.

  Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

  There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Fund will have the flexibility to respond to future business contingencies. For example, the Trustees of the Successor Trust will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

DESCRIPTION OF THE REORGANIZATION

  The detailed terms and conditions of the Reorganization are contained in the Plan. The information in this proxy statement with respect to the Plan is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Plan, a copy of which is attached to this proxy statement as Exhibit A.

  If the shareholders of the Fund approve the Reorganization and the conditions of the Reorganization are satisfied, all of the assets and liabilities of the Fund will be transferred to the Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of the

Successor Fund will be issued to the Fund in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the New Shares to its shareholders. New Shares will be issued on a class by class basis. As a result of the Reorganization, the holders of Investment Shares and Trust Shares in the Fund will become the owners of that number of full and fractional Class A and Class Y shares, respectively, of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Fund as of the close of business immediately prior to the date that the Fund's assets are transferred for shares of the Successor Fund.

  Each such Class of shares of the Successor Fund has the same Rule 12b-1 distribution related fees, if any, as the shares of the Class of the Fund held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A Shares of the Successor Fund received by holders of Investment Shares of the Fund. Fund shareholders who purchase Class A Shares subsequent to the Reorganization will not incur any initial sales charge.

  It will not be necessary for holders of share certificates of the Fund to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding shares of the Successor Fund after the Reorganization. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the Successor Fund.

  If approved by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective on or about the close of business on February 27, 1998. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan of Reorganization may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

THE SUCCESSOR TRUST

  The Successor Trust was established pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") under the laws of the State of Delaware. The Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Successor Trust consists of the Successor Fund and other funds of the same asset class.

  The Board of Trustees of the Successor Trust is different from the Board of Trustees of the Current Trust. The new Trustees will have ultimate responsibility for the oversight and management of the Successor Fund subsequent to the Reorganization. The Trustees of the Successor Trust are Laurence B. Ashkin, Charles A. Austin III, K. Dun Gifford, James S. Howell, Leroy Keith, Jr., Gerald M. McDonnell, Thomas L. McVerry, David M. Richardson, Russell A. Salton III, Michael S. Scofield, Richard J. Shima, and William W. Pettit.

  The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. At the time of the Reorganization, it is expected that the Successor Trust will consist of 16 series portfolios in addition to the Successor Fund. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Trust Agreement of the Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes;
(iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust. The Successor Trust will not engage in any activities prior to the Reorganization with respect to the Successor Fund, except as may be required in connection with effecting the Reorganization.

  The Trust Agreement of the Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by (i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

  All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Trust and the Successor Trust-- Voting Rights" below.

  As required by the 1940 Act, shareholders of each series of the Successor Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 distribution plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT THE CURRENT TRUST AND THE SUCCESSOR
TRUST

  As a Delaware business trust, the Successor Trust's operations are governed by the Trust Agreement and applicable Delaware law, rather than by the trust document of the Current Trust, which is organized under Massachusetts law. For ease of reference, the organizational document of the Current Trust is sometimes referred to as the "Charter". As discussed below, certain of the differences between the Current Trust and the Successor Trust derive from provisions of the Successor Trust's Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of the Successor Trust's Trust Agreement and By-laws, without charge, upon written request to the Successor Trust at Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116.

  Capitalization. The beneficial interests in the Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in the Fund are represented by an unlimited number of transferable shares of beneficial interest without par value. The Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, with rights determined by the Trustees, all without shareholder approval. Each share of the Successor Trust and each share of the Current Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Both the Successor Trust and the Trust are authorized to divide their shares into an unlimited number of series, and the Trustees of both the Successor Trust and the Current Trust are empowered to establish other classes. Both the Successor Trust and the Trust have the authority to issue an unlimited number of transferable shares of beneficial interest.

  Amendments to Governing Instrument. Generally, the provisions of the Trust Agreement of the Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is 25 percent of the shares entitled to vote. The Current Trust's quorum requirement is presently a majority of the shares entitled to vote. The affirmative vote of a majority of the shares entitled to be cast is generally required to amend the Charter (unless otherwise specifically required by applicable law, including the 1940
Act).

  Voting Rights. The Charter of the Current Trust provides that a special meeting of shareholders shall be called upon the written request of shareholders representing 10 percent of the outstanding shares. The By-laws of the Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least 10 percent of the outstanding shares of the Successor Trust entitled to vote. Like the Current Trust, the Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. With respect to the Current Trust, the record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting may not be more than 60 days preceding the scheduled meeting date under the Charter. Under the By-laws of the Successor Trust the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

  The Trust Agreement provides for shareholder voting in certain circumstances. See "The Successor Trust" above. Shareholders of the Current Trust generally have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval of any investment advisory or sub-advisory agreement, certain amendments to the Charter, whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Current Trust to the same extent as shareholders of a corporation, and with respect to certain other actions, such as a transfer of all or substantially all of the Trust's assets or the dissolution of the Trust.

  A Trustee of the Successor Trust may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Successor Trust. The Charter of the Current Trust permits removal of a Trustee by action of at least two-thirds of the other Trustees.

  The Trust Agreement of the Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to the Current Trust. Shareholders of the Successor Trust are not required to approve the termination or reorganization of the Successor Trust. Unlike the Trust Agreement of the Successor Trust, the Charter of the Current Trust requires that any termination or reorganization of a Fund must be approved by the vote of a majority of the outstanding voting shares of such Fund.

  Under the Trust Agreement, each share of the Successor Fund is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing the Fund each share of beneficial interest is entitled to one vote, regardless of the specific Fund it represents. Under the Charter of the Current Trust or applicable law, a matter affecting only one Fund is voted on only by that Fund. Generally, the Charter of the Current Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of such funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares, and under the present voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Trust Agreement, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

  Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Trust Agreement:
(a) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Successor Trust is remote.

  Shareholders of the Current Trust may, under certain circumstances, be held personally liable under applicable state law for the obligations of the Current Trust. However, the Charter of the Current Trust contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Current Trust or the Trustees of the Current Trust. Such Charter also provides for indemnification out of the property of the Trust.

  Liability and Indemnification of Trustees. Under the Trust Agreement, a Trustee of the Successor Trust is liable to the Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of the Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and
(iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the SEC that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

  The Charter of the Current Trust generally provides that the Current Trust's Trustees shall not be liable to the Current Trust or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Charter generally also provides that Trustees and officers of the Current Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  Right of Inspection. The By-laws of the Current Trust generally provide that no shareholder shall have the right to inspect the books of account and stock ledger of the Registrant except as conferred by law, or as authorized by the Board of the Registrant or a resolution of shareholders. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

  The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to the Current Trust and Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

CURRENT AND SUCCESSOR DISTRIBUTION ARRANGEMENTS

  Federated Securities Corp., ("FSC"), Federated Tower, Pittsburgh, Pennsylvania, 15222, currently serves as principal underwriter for the Fund. Evergreen Distributor, Inc. ("EDI"), 125 West 55th Street, New York, New York 10019, will serve as principal distributor for the Successor Trust. It is anticipated that no material change will occur in the Fund's Rule 12b-1 distribution plans as a result of the Reorganization.

  The Successor Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. No class bears the distribution expenses relating to the shares of any other class.

  In the proposed Reorganization, shareholders of the Fund who own Trust Shares and Investment Shares will receive Class Y and Class A Shares, respectively, of the Successor Fund. The Class Y and Class A Shares of the Successor Fund have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Trust and Investment Shares of the Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Successor Fund shares acquired by shareholders of the Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") as a result of the Reorganization.

  The following is a summary description of charges and fees for the Class Y and Class A shares of the Successor Fund which will be received by Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Successor Fund's Prospectuses and the Fund's Prospectuses and in each Fund's respective Statements of Additional Information.

  Class Y Shares. Class Y shares are sold at net asset value without any initial sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. Fund shareholders who receive Successor Fund Class Y shares in the Reorganization who wish to make subsequent purchases of Successor Fund shares will be able to purchase Class Y shares.

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. Holders of Investment Shares of the Fund who receive Class A shares of the Successor Fund in the Reorganization will be able to purchase additional Class A shares of the Successor Fund and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

CERTAIN VOTES TO BE TAKEN PRIOR TO THE REORGANIZATIONS

  Prior to the Reorganization, EDI, the principal underwriter of the Successor Fund and a subsidiary of the BISYS Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, will own a single outstanding share of the corresponding Successor Fund. The purpose of the issuance by the Successor Fund of this nominal share prior to the effective time of the Reorganization is to enable the Successor Trust to eliminate the need to incur the additional expense by the Successor Trust of having to hold a separate meeting of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act. Accordingly, EDI will, among other things, have voted to approve an investment advisory agreement between the Fund and FUNB. See "Information Concerning Investment Advisory Arrangements."

INVESTMENT OBJECTIVE AND RESTRICTIONS

  The Successor Fund will have the same investment objective as the Fund except that, if Proposal 3 in this proxy statement is approved by shareholders, the Successor Fund's investment objective will not be considered "fundamental". As a result, the Successor Fund's investment objective could be changed by the Trustees, without shareholder approval, after prior notice to shareholders.

  Except as described herein, FUNB does not presently intend to change in any material way for the Successor Fund the investment strategy or operations employed by the Fund.

FEDERAL INCOME TAX CONSEQUENCES

  It is anticipated that the transactions contemplated by the Plan will be tax-free. Sullivan & Worcester LLP, counsel to the Successor Trust, has informed each Board that if substantially all of the assets and liabilities of the Funds are transferred to the corresponding Successor Funds, it will issue an opinion that a Reorganization will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032 (a) and 354 (a) (1), respectively, of the Internal Revenue Code of 1986, as amended. Such opinion will be based upon customary representations of the

Fund and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Reorganization.

  A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period for the shares of the Successor Fund received in the Reorganization will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Reorganization). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

REORGANIZATION EXPENSES

  The expenses of the Reorganization will be borne by FUNB.

APPRAISAL RIGHTS

  Neither the Charter nor Massachusetts law grants shareholders of the Fund any rights in the nature of appraisal or dissenters' rights with respect to any action upon which shareholders may be entitled to vote. However, the customary right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Current Trust requested, received and considered such information as they deemed reasonably necessary to enable the members of such Board to evaluate the Plan. In approving the Plan, the Trustees considered that there would be no change in the Fund's investment objective and that in order to fully integrate the Fund into the Evergreen family of funds it was appropriate for the Fund to be reorganized as a series of the Successor Trust. The Trustees also considered the investment experience, expertise and resources of FUNB, the service and distribution resources available to the Evergreen funds, the broad array of investment alternatives available to Evergreen fund shareholders, the personnel and financial resources of First Union and its affiliates, the fact that FUNB will bear the costs of the Reorganization, the assumption of the Successor Fund of all Fund liabilities and the expected federal income tax consequences of the Reorganization.

  At the meeting of the Board called for the purpose on September 16, 1997, the Board of Trustees of the Fund voted to approve the proposed Plan and determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the issued and outstanding shares of the Fund is required to approve the Reorganization.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

     PROPOSAL 2--APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT ADVISORY
                AGREEMENT WITH VIRTUS CAPITAL MANAGEMENT, INC.

  In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of the Current Trust recommend that shareholders of the Fund approve an Interim Advisory Agreement between the Successor Fund and Virtus. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC, all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. If shareholders do not approve the Interim Advisory Agreement, the escrow agent will return the monies held by it. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization (currently anticipated to be on or about February 27, 1998) or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the terms of the Existing Advisory Agreement. As used herein the term "Existing Advisory Agreement" refers to the investment advisory agreement, dated March 1, 1995, pursuant to which Virtus has served as the Fund's investment adviser. The only difference between the Existing Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to the Fund, as well as the services to be provided by Virtus pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached to this proxy statement as Exhibit B.

  Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990) , is a wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to the Existing Advisory Agreement dated March 1, 1995, as amended on October 21, 1996. At the meeting of the Board of Trustees of the Current Trust held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for the Fund.

  The Trustees have authorized the Current Trust, on behalf of the Fund, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for the Fund is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to the Fund's investment advisory arrangements at that time. The Existing Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on February 24, 1997.

COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE EXISTING ADVISORY
AGREEMENT

  Advisory Services. The investment advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those provided by Virtus under the Existing Advisory Agreement. See the discussion below under "Information Concerning Investment Advisory Arrangements."

  Federated Administrative Services ("FAS") currently acts as administrator of the Fund. FAS will continue during the term of the Interim Advisory Agreement as the Fund's administrator for the same compensation as currently received. Federated Services Company currently acts as transfer agent and will continue to do so except that on February 9, 1998, its obligations to provide transfer agency services for the Fund's shareholders will terminate and such services will be provided by EIS.

  Fees and Expenses. The investment advisory fees and expense limitations for the Fund under the Existing Advisory Agreement and the Interim Advisory Agreement are identical.

  Expense Reimbursement. The Existing Advisory Agreement includes a provision which provides that Virtus may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Virtus may, by notice to the Current Trust, voluntarily declare to be effective. Furthermore, Virtus may, if it deems appropriate, assume expenses of the Fund or a class of the Fund to the extent that the Fund's or the classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Current Trust voluntarily declare to be effective. The Interim Advisory Agreement contains an identical provision.

  Payment of Expenses and Transaction Charges. Under the Existing Advisory Agreement, the Current Trust was required to pay or cause to be paid on behalf of the Fund or each class, all of the Fund's or classes' expenses and the Fund's or classes' allocable share of the Current Trust's expenses. The Interim Advisory Agreement contains an identical provision.

  Limitation of Liability. The Existing Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Existing Advisory Agreement on the part of Virtus, for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Interim Advisory Agreement contains an identical provision.

  Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Current Trust's entire Board of Trustees on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to the Current Trust. The Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Existing Advisory Agreement contains identical provisions as to terminations and assignment.

ADDITIONAL INFORMATION ABOUT VIRTUS

  Virtus manages, in addition to the Fund, other funds of the Current Trust, the Blanchard Group of Funds and three fixed income trust funds. During the fiscal years ended September 30, 1997, 1996, and 1995, Virtus received from the Fund management fees of $273,851, $315,941, and $355,431, respectively, of which $0, $106,102 and $187,476 respectively, were voluntarily waived. Signet has acted as custodian for the Fund and received $12,079 for the fiscal year ended September 30, 1997.

RECOMMENDATION OF TRUSTEES

  The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Existing Advisory Agreement.

  The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the Interim Advisory Agreement. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.

 PROPOSAL 3--RECLASSIFICATION AS NONFUNDAMENTAL OF THE FUNDAMENTAL INVESTMENT
                             OBJECTIVE OF THE FUND

RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVE AS NONFUNDAMENTAL

  Under the 1940 Act, the Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of the Fund's shareholders. In order to provide the Fund with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of the Fund have approved the reclassification from fundamental to nonfundamental of the Fund's investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of the Successor Fund without approval by the Successor Fund's shareholders.

  For a complete description of the investment objective of the Fund, please consult your Fund prospectus. The reclassification from fundamental to nonfundamental will not alter the Fund's investment objective. If at any time in the future, the Trustees of the Successor Fund approve a change in the Successor Fund's nonfundamental investment objective, shareholders of the Successor Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

  If the reclassification of the Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of the Fund, the Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Fund have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Fund's investment adviser if the Fund's fundamental investment objective were reclassified as nonfundamental.

  By a unanimous written consent dated December 15, 1997, the Trustees of the Fund voted to approve the reclassification of the investment objective of the Fund from fundamental to nonfundamental.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the reclassification of the Fund's investment objective from fundamental to nonfundamental. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

          PROPOSAL 4--CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS (PROPOSALS 4A-4I)

  The primary purpose of Proposals 4A through 4I is to revise and standardize the Fund's fundamental investment restrictions (the "Restrictions"). The Trustees of the Fund were informed of FUNB's efforts to analyze the fundamental and nonfundamental investment restrictions of the various funds offered by the Evergreen family of mutual funds and, where practicable and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standardized Restrictions. Recognizing the effects of the Merger, the Trustees of the Current Trust have also concurred with FUNB's efforts.

  It is not anticipated that any of the changes will substantially affect the way the Successor Fund will be managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased more broadly than the Fund's current fundamental Restrictions, FUNB will be able to respond more expeditiously to changed market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

  A listing of the proposed standardized fundamental Restrictions to be adopted by the Fund is set forth in Exhibit C to this proxy statement.

  A listing of the current fundamental Restrictions of the Fund is set forth in Exhibit D. Those fundamental Restrictions that shareholders are being requested to vote to standardize are shown in Exhibit D by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of the Fund, the current fundamental Restriction will remain in place at the Successor Fund. To compare the Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit D.

  Many of the Fund's current Restrictions are accompanied by descriptive language. Such descriptive language should not be read as part of the fundamental Restriction. To the extent such descriptive language in a current Restriction does not conflict with the language in a proposed Restriction, the language will be retained but will not be considered fundamental and, as such, may be changed by the Trustees without a further shareholder vote.

  If approved by shareholders, the revised fundamental Restrictions described in Proposals 4A through 4I will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of the Fund, the current Restriction will remain fundamental at the Successor Fund and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

RECLASSIFICATION OF FUNDAMENTAL RESTRICTIONS AS NONFUNDAMENTAL (PROPOSAL 4J)

  The reclassification from fundamental to nonfundamental of certain of the Fund's other current fundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because FUNB will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

RECOMMENDATION OF TRUSTEES

  The Trustees of the Fund have reviewed the potential benefits associated with the proposed standardization of the Fund's fundamental Restrictions (Proposals 4A through 4I below) as well as the potential benefits associated with the reclassification of the Fund's other fundamental Restrictions to nonfundamental (Proposal 4J).

  By a unanimous written consent dated December 15, 1997, the Trustees of the Fund voted to approve the proposed standardization of the Fund's fundamental Restrictions (Proposals 4A through 4I below) and the reclassification from fundamental to nonfundamental of the Fund's other fundamental Restrictions (Proposal 4J below).

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to standardize the language of the Fund's fundamental Restrictions, (Proposals 4A through 4I) and to approve the reclassification of certain other fundamental Restrictions to nonfundamental (Proposal 4J). Under the 1940 Act, the affirmative vote of "a majority of the outstanding existing securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4.

PROPOSAL 4A: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION OF INVESTMENTS

  The Fund is classified under the 1940 Act as "non-diversified". A non-diversified investment company is defined in the 1940 Act as any investment company other than a diversified company. A diversified company cannot purchase the securities of an issuer if the purchase would cause more than 5% of the diversified investment company's total assets taken at market value to be invested in the securities of such issuer, except

U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the diversified investment company's portfolio. These restrictions apply to 75% of the diversified investment company's total assets. In general, in order to meet certain Internal Revenue Code requirements, a non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of assets and 10% of outstanding voting securities tests applicable to diversified investment companies as described above. No change other than standardized language is being proposed. Adoption of the change is not expected to materially affect the operation of the Fund.

  The Fund is not changing its current classification. As proposed, the Fund's fundamental Restriction regarding non-diversification will be replaced with the following fundamental Restriction:

                  "The Fund may not make any investment
                  inconsistent with the Fund's
                  classification as a non-diversified
                  investment company under the Investment
                  Company Act of 1940."

PROPOSAL 4B: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING CONCENTRATION OF
            THE FUND'S ASSETS IN A PARTICULAR INDUSTRY

  The Fund currently has a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government securities are invested in the securities of issuers in such industry. The Fund's Restriction generally embodies the SEC staff interpretation by stating that the Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. government securities in securities of issuers in any one industry.

  Shareholders are being requested to approve amendment of the foregoing fundamental Restriction. As proposed, the Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

                  "The Fund may not concentrate its
                  investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.)"

  The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration. Adoption of this change is not expected to materially affect the operation of the Funds.

PROPOSAL 4C: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING THE ISSUANCE OF SENIOR SECURITIES

  The Fund's current fundamental Restriction regarding the issuance of senior securities generally states that the Fund shall not issue any senior security and states the criteria under which a security is deemed not to be a senior security.

  It is proposed that shareholders approve replacing the Funds' current fundamental Restriction concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                  "Except as permitted under the Investment
                  Company Act of 1940, the Fund may not
                  issue senior securities."

  The primary purpose of this proposed change is to standardize the Fund's fundamental Restriction regarding senior securities.

  The proposed fundamental Restriction clarifies that the Fund may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of the Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates the Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental Restriction will facilitate the Fund's investment compliance efforts and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

PROPOSAL 4D: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWING

  Generally, the Fund's current fundamental Restriction concerning borrowing states that the Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. When reviewing the Fund's policies on borrowings as set forth in Exhibit D, you should also review the Fund's policies on the issuance of senior securities since the topics are interrelated.

  In general, under the 1940 Act, a mutual fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) a fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the fund's investment policies, as such policies may be set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  It is proposed that shareholders approve replacing the Fund's current fundamental Restriction regarding borrowing with the following fundamental
Restriction:

                  "The Fund may not borrow money, except to the extent permitted by applicable law."

  If the proposal is approved, the Fund will disclose that it will not engage in leveraging. The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

  Adoption of the proposed Restriction is not currently expected to materially affect the operation of the Fund. However, the Fund's current Restriction restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow the Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Fund has no current intention to leverage, the flexibility to do so may be beneficial to the Fund at a future date.

PROPOSAL 4E: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING UNDERWRITING

  The Fund is currently subject to a fundamental Restriction concerning underwriting. The Restriction generally provides that the Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                  "The Fund may not underwrite securities
                  of other issuers, except insofar as the
                  Fund may technically be deemed an
                  underwriter in connection with the
                  disposition of its portfolio securities."

  The primary purpose of the proposed change is to clarify that the Fund is not prohibited from selling securities if, as a result of the sale, the Fund would be considered an underwriter under the federal securities laws. It is also intended to standardize the Fund's fundamental Restriction regarding underwriting. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 4F: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN REAL ESTATE

  The Fund currently has a fundamental Restriction concerning the purchase of real estate. In general, the Restriction states that the Fund shall not purchase or sell real estate. In the opinion of management, this Restriction does not currently preclude investment in securities of issuers that deal in real estate.

  Shareholders are being asked to approve amendment of this Restriction. As proposed, the Fund's current fundamental Restriction will be replaced by the following fundamental Restriction which will govern future purchases and sales of real estate:

                  "The Fund may not purchase or sell real
                  estate, except that, to the extent
                  permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

  The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to standardize the Fund's fundamental Restriction concerning real estate.

  The proposed fundamental Restriction would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration.

  To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

  While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goal of standardization.

PROPOSAL 4G: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING COMMODITIES

  The Fund currently is subject to a fundamental Restriction that provides that the Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts.

  It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning commodities:

                  "The Fund may not purchase or sell
                  commodities or contracts on commodities
                  except to the extent that the Fund may
                  engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange
                  Act."

  The proposed amendment is intended to allow the Fund to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures. The Fund currently has the ability to invest in financial futures. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

  While the proposed change will have no material impact on the operation of the Fund, adoption of the proposed fundamental Restriction will advance the goals of standardization.

PROPOSAL 4H: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
LENDING

  The Fund's current fundamental Restriction concerning lending states generally that the Fund will not lend its portfolio securities except that it may acquire publicly or nonpublicly issued municipal securities or temporary investments or enter into repurchase agreements as permitted by the Fund's investment objective, policies, limitations and Charter. In general, it is the Fund's current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation passed last year, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

  It is proposed that shareholders approve the replacement of the foregoing fundamental Restriction with the following amended fundamental Restriction concerning lending:

                  "The Fund may not make loans to other
                  persons, except that the Fund may lend
                  its portfolio securities, in accordance
                  with applicable law. The acquisition of
                  investment securities or other investment instruments shall not be deemed to be the making of a loan."

  The proposal is not expected to materially affect the operation of the Fund. However, the proposed Restriction would clarify the Fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

  The adoption of a standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 4I: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN
           FEDERALLY TAX EXEMPT SECURITIES

  The 1940 Act provides, in effect, that a mutual fund cannot use a name or title which may be deceptive or misleading. If a fund's name suggests a certain type of investment policy, its name should be consistent with its statement of policy. The SEC staff has taken the position that if a mutual fund's name implies that its distributions will be exempt from federal income taxation it should have a fundamental policy requiring that during periods of normal market conditions either (1) the fund's assets will be invested so that at least 80% of the income will be tax-exempt or (2) the fund will have at least 80% of its net assets invested in tax-exempt securities. The Fund currently has a fundamental policy complying with the foregoing requirement.

  It is proposed that shareholders of the Fund approve replacing the Fund's current fundamental Restriction regarding the foregoing 80% test with the following fundamental Restriction:

                  "The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange
                  Commission or its staff concerning
                  investment in tax-exempt securities."

  This proposed fundamental Restriction, if adopted by shareholders, will permit the Fund to respond to changed regulatory requirements without the delay and expense of the solicitation of shareholder approval. Adoption of the proposed change is not expected to materially affect the operation of the Fund and the Fund will continue to follow applicable SEC staff guidelines as embodied in the Fund's current fundamental Restriction.

PROPOSAL 4J: RECLASSIFICATION AS NONFUNDAMENTAL OF ALL CURRENT FUNDAMENTAL
           RESTRICTIONS OTHER THAN THE FUNDAMENTAL RESTRICTIONS DESCRIBED IN THE FOREGOING PROPOSALS 4A THROUGH 4I.

  Like all mutual funds, when the Fund was established the Trustees of the Current Trust adopted certain investment Restrictions that would govern the efforts of the Fund's investment advisers in seeking the Fund's investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

  The Fund's fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 4A through 4H above be classified as fundamental and certain SEC staff guidelines require Proposal 4I to be classified as fundamental. As a result, this Proposal 4J proposes to reclassify as nonfundamental all current fundamental Restrictions of the Fund other than the fundamental Restrictions discussed in the foregoing Proposals 4A through 4I.

  Nonfundamental Restrictions may be changed or eliminated by the Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit D by an "R", which stands for "To be Reclassified."

  None of the proposed changes will alter the Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve its investment objectives because the Fund's investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

            INFORMATION CONCERNING INVESTMENT ADVISORY ARRANGEMENTS

CURRENT AND SUCCESSOR INVESTMENT ADVISORY ARRANGEMENTS

  In connection with the Reorganization, the Successor Fund will be subject to an investment advisory agreement between the Successor Trust, on behalf of the Successor Fund, and FUNB (the "Successor Advisory Agreement") to become effective on or about February 27, 1998. A description of the Successor Advisory Agreement pursuant to which FUNB will be the investment adviser to the Successor Fund, as well as the services to be provided by FUNB pursuant thereto is set forth below under "Advisory Services." Under the Successor Advisory Agreement, the rate payable annually by the Fund for investment advisory services will be reduced from 0.75% of the Fund's average annual net assets to 0.50% of such net assets. The same general types of services currently provided to the Fund by Virtus will be provided to the Successor Fund by FUNB. The description of the Successor Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the form of the Successor Advisory Agreement attached to this proxy statement as Exhibit E.

EXISTING INVESTMENT ADVISORY AGREEMENT

  Virtus or its predecessor has served as investment adviser to the Fund since the commencement of operations of the Fund pursuant to the Existing Advisory Agreement. During the fiscal year ended September 30, 1997, the Fund paid $273,851 to Virtus for investment advisory services.

COMPARISON OF THE SUCCESSOR ADVISORY AGREEMENT AND THE EXISTING INVESTMENT ADVISORY AGREEMENT

  Advisory Services. The investment advisory services to be provided by FUNB under the Successor Advisory Agreement are similar to those currently provided by Virtus under the Existing Advisory Agreement. Under such Agreement, Virtus serves as investment adviser and furnishes to the Fund investment guidance and policy direction in connection therewith. Virtus provides to the Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of the Fund. Virtus also furnishes to the Trustees periodic reports on the investment performance of the Fund.

  Pursuant to the Existing Advisory Agreement, Virtus is obligated to provide certain administrative assistance in connection with the operation of the Fund. Administrative services which Virtus is obligated to provide include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Current Trust's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of shareholder accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Current Trust's filings with the SEC.

  Pursuant to an Administrative Services Agreement (the "Existing Administrative Services Agreement") between the Trust and Federated Administrative Services ("FAS"), Federated Tower, Pittsburgh, Pennsylvania 15222-3779, FAS acts as the Administrator of the Fund. FAS provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. FAS is entitled to receive from the Fund a fee based on the net assets of the Fund as compensation for its provision of administrative services to the Fund. For the fiscal year ended September 30, 1997, such fee was $75,000.

  The Successor Advisory Agreement provides that FUNB will furnish reports, statistical and research services and make investment decisions with respect to the Fund's portfolio of investments. While the Successor Advisory Agreement does not expressly require that FUNB provide general supervision of the Fund's affairs, if the Reorganization is consummated, the Successor Trust on behalf of the Successor Fund, will enter into a "New Administrative Services Agreement" with Evergreen Investment Services, Inc. ("EIS"). EIS will manage the day-to-day business administration of the Fund and provide services similar to those currently provided to the Fund by FAS. The New Administrative Services Agreement is not subject to shareholder approval and it is expected that the Successor Trust will, on behalf of the Fund, enter into such Agreement on behalf of the Fund only if the events described above in this paragraph occur.

FEES AND EXPENSES

  The investment advisory fees and expense limitations for the Fund under the Existing Advisory Agreement and the Successor Advisory Agreement are set forth below, along with a discussion of how such fees and expenses compare.

  Under the Successor Advisory Agreement, the rate of the investment advisory fee payable by the Successor Fund, will be reduced but will continue to be expressed as a percentage of net assets at an annual rate, based on the Successor Fund's average daily net assets; such fee currently is accrued and paid daily. Under the Successor Advisory Agreement, the fee will be accrued daily and paid monthly.

  Under the Existing Advisory Agreement, Virtus receives an annual fee at a rate equal to 0.75% of the Fund's average net assets. Under the Successor Advisory Agreement the rate payable to FUNB for investment advisory services will be 0.50% of the Successor Fund's average net assets.

  Under the Existing Administrative Services Agreement, FAS is paid by the Fund for the administrative services it performs for the Fund according to the following fee schedule:

             MAXIMUM                    AVERAGE AGGREGATE DAILY
        ADMINISTRATION FEE              NET ASSETS OF THE TRUST
       -------------------             -------------------------
              0.15%                    on the first $250 million
              0.125%                   on the next $250 million
              0.10%                    on the next $250 million
              0.075%                   on the next $250 million

  As noted above, it is expected that the Trustees of the Successor Trust will authorize the Successor Trust, on behalf of the Successor Fund, to enter into an Administrative Services Agreement with EIS. Pursuant to such Administrative Services Agreement, EIS will provide services similar to those currently provided to the Funds by FAS. For such services, EIS would be entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EIS for which FUNB or Evergreen Asset Management also serves as investment adviser, calculated in accordance with the following schedule: 0.050% on the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion. The total assets of the mutual funds administered by EIS for which either FUNB or Evergreen Asset Management acts as investment adviser were approximately $40 billion as of November 30, 1997.

  The amounts for Trust and Investment shares of the Fund set forth in the following tables and in the examples are based on the expenses for the Fund for the fiscal year ended September 30, 1997. The pro forma amounts for Class Y and Class A shares of the Successor Fund are based on the estimated expenses of the Successor Fund for the fiscal year ending September 30, 1998.

  The following tables show for the Fund and the Successor Fund pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y, Class A, Trust and Investment shares of each Fund, as applicable.

                   COMPARISON OF CLASS Y AND CLASS A SHARES
                     OF THE SUCCESSOR FUND WITH TRUST AND
                    INVESTMENT SHARES OF THE SUCCESSOR FUND

                                   THE FUND

SHAREHOLDER TRANSACTION EXPENSES                           TRUST   INVESTMENT
--------------------------------                           -----   ----------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).....................  None   None
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price).....................  None   None
Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds,
 whichever is lower).....................................  None   2.00% within
                                                                  five years of
                                                                  purchase date
                                                                  and 0.00%
                                                                  thereafter
Exchange Fee.............................................  None   None
Annual Fund Operating Expenses
 (as a percentage of average daily net assets)...........
Management Fee...........................................  0.75%  0.75%
12b-1 Fees...............................................  None   0.25%
Other Expenses...........................................  0.49%  0.49%
                                                           ----   ----
Annual Fund Operating Expenses...........................  1.24%  1.49%
                         THE SUCCESSOR FUND PRO FORMA
SHAREHOLDER TRANSACTION EXPENSES                          CLASS Y CLASS A
--------------------------------                          ------- -------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).....................  None   4.75%
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price).....................  None   None
Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds,
 whichever is lower).....................................  None   None
Exchange Fee.............................................  None   None
Annual Fund Operating Expenses
 (as a percentage of average daily net assets)...........
Management Fee(1)........................................  0.60%  0.60%
12b-1 Fees...............................................  None   0.25%
Other Expenses...........................................  0.52%  0.52%
                                                           ----   ----
Annual Fund Operating Expenses...........................  1.12%  1.37%
                                                           ====   ====

--------
(1) Represents blended management fees of 0.75% to be paid to Virtus through the closing of the Reorganization and 0.50% to be paid to FUNB thereafter.

  Examples. The following tables show for the Fund and for the Successor Fund pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period and, additionally for Investment shares, no redemption at the end of each period. In the case of the Successor Fund pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since Fund shareholders who receive Class A shares of the Successor Fund in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.

                                   THE FUND

                                                        ONE  THREE FIVE   TEN
                                                        YEAR YEARS YEARS YEARS
                                                        ---- ----- ----- -----
Trust Shares........................................... $13   $39  $ 68  $150
Investment Shares (Assuming redemption at end of
 period)............................................... $35   $67  $ 81  $178
Investment (Assuming no redemption at end of period)... $15   $47  $ 81  $178

                         THE SUCCESSOR FUND--PRO FORMA

                                                        ONE  THREE FIVE   TEN
                                                        YEAR YEARS YEARS YEARS
                                                        ---- ----- ----- -----
Class Y Shares......................................... $11   $36  $ 62  $136
Class A Shares......................................... $61   $89  $119  $204

  The purpose of the foregoing examples is to assist Fund shareholders in understanding the various costs and expenses that an investor in the Successor Fund would bear directly and indirectly as a result of the Reorganization, as compared with the various direct and indirect expenses currently borne by a shareholder in the Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

  The Existing Advisory Agreement is similar in many respects to the Successor Advisory Agreement. Except as noted herein, the Successor Advisory Agreement contains the material terms of the Existing Advisory Agreement. Most importantly, the rate at which fees are required to be paid by the Fund for investment advisory services, as a percentage of average daily net assets, will be lower.

  The following summarizes certain aspects of the Existing Advisory Agreement and the Successor Advisory Agreement.

  Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the Successor Fund's investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Fund. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also specifically states that the investment adviser is entitled to rely on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Existing Advisory Agreement of the Fund does not specify the standards to be used in the selection of brokers or refer to the provisions of Section 28(e) of the 1934 Act.

  Expenses. The Successor Advisory Agreement provides that the investment adviser is required to pay or reimburse the Successor Fund for (i) the compensation (if any) of the Trustees who are affiliated with the investment adviser or with its affiliates, or with any adviser retained by the investment adviser, and of all officers of the Successor Fund as such, and (ii) all expenses of the investment adviser incurred in connection with its services thereunder. Under the Existing Advisory Agreement, the Fund is responsible for payment of its own expenses.

  Liability and Indemnification. The Successor Advisory Agreement and the Existing Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

  Indemnification. The Successor Advisory Agreement provides that the Fund will indemnify the investment adviser against liabilities, losses and expenses incurred in connection with the performance of such agreement, except those stated above and liabilities involving a breach of the investment adviser's fiduciary duties in respect of the receipt of compensation for its services. The Existing Advisory Agreement does not contain a similar provision.

  Amendments. The Successor Advisory Agreement, provides in general that only amendments of substance require shareholder approval. The Existing Advisory Agreement is silent in regard to the substance of amendments.

  Term. The Successor Advisory Agreement will become effective on or about February 27, 1998. The Successor Advisory Agreement will have an initial term of two years. Thereafter, the Successor Advisory Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually, in the manner required by the 1940 Act. The 1940 Act requires that the Successor Advisory Agreement and any renewal thereof be approved by a vote of a majority of Trustees of the Successor Trust who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval and by a vote of the Trustees of the Successor Trust or a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act to mean a vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities which are present or represented by proxy. The Existing Advisory Agreement contains comparable provisions.

  Termination; Assignment. The Successor Advisory Agreement provides that it may be terminated without penalty upon 60 days' written notice by a majority of the Trustees of the Successor Trust, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Successor Fund or by FUNB. Also, the Successor Advisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Existing Advisory Agreement contains substantially similar provisions as to termination and assignment.

INFORMATION ABOUT THE FUNDS' CURRENT AND PROPOSED NEW INVESTMENT ADVISER

  Virtus. Currently, investment decisions for the Fund are made by Virtus, subject to direction by the Trustees. Virtus continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund. Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990), was, prior to the Merger, a wholly-owned subsidiary of Signet. Prior to the Merger, Signet was a multi-state, multi-bank holding company which had provided investment management services since 1956.

Prior to the Merger, Virtus, which is a registered investment adviser, managed, in addition to the Fund and the other series portfolios of the Current Trust, and the Blanchard Funds family of mutual funds and three fixed income common trust funds with $163.6 million in assets. Since consummation of the Merger, Virtus has been a subsidiary of First Union. Attached to this proxy statement as Exhibit F is a table that provides information with respect to the current directors and principal executive officers of Virtus.

  Charles E. Jeanne is the portfolio manager of the Fund. He joined FUNB in 1993. Prior to joining FUNB, Mr. Jeanne served as a trader/portfolio manager for First American Bank where he was responsible for individual accounts and common trust funds. He also serves as portfolio manager for the Evergreen Virginia Municipal Bond Fund. He is also an employee of Virtus which, since consummation of the Merger, has been a subsidiary of First Union. He has served as portfolio manager of the Fund since December, 1997.

  The table below indicates the amount of compensation received by Virtus for providing investment advisory services to the Fund. Federated Services Company currently serves as the Fund's transfer agent and dividend disbursing agent and Signet Trust Company serves as the Fund's custodian. FUNB, as successor to Signet Trust Company, is expected to serve as the Fund's custodian during the period January 19, 1998 through February 27, 1998. It is expected that if the New Advisory Agreement is approved, the Successor Trust, on behalf of the Successor Fund, will enter into arrangements providing for State Street Bank and Trust Company ("State Street") to become transfer agent, dividend disbursing agent and custodian for the Fund.

                                                      TRANSFER
                                                     AGENCY FEES
                                                       PAID TO
        INVESTMENT      ADMINISTRATIVE                FEDERATED    CUSTODIAN
     ADVISORY FEES PAID  FEES PAID TO  DISTRIBUTION SHAREHOLDER  FEES PAID TO
          TO VIRTUS           FAS        FEES(1)      SERVICES    SIGNET TRUST
     ------------------ -------------- ------------ ------------ -------------
          $273,851         $75,000       $73,620      $60,084       $12,079

--------
(1) Paid to FSC which, in turn, pays such fees to broker-dealers selling shares of the Fund.

  During the fiscal year ended September 30, 1997, the Fund paid no brokerage commissions to FSC or to any affiliated broker thereof.

  FUNB. First Union, the corporate parent of FUNB, is a bank holding company headquartered in Charlotte, North Carolina, which had over $155 billion in consolidated assets as of November 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses. The Capital Management Group of FUNB and investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $75 billion in assets belonging to a wide range of clients, including the Evergreen family of mutual funds. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorization, private placement securities dealing, and underwriting services.

  While FUNB currently does not serve as investment adviser to any investment company or series of an investment company with an investment objective similar to the Fund, as of November 30, 1997, FUNB served as investment adviser to ten series of investment companies with investment objectives similar to the Fund in that they seek income exempt from Federal and state income tax in particular states, with net assets, as of November 30, 1997, as follows:

                                                                      INVESTMENT
                                                                       ADVISORY
                                                          NET ASSETS     FEES
                                                         ------------ ----------
Evergreen Florida Municipal Bond Fund................... $511,825,817    0.50%
Evergreen Georgia Municipal Bond Fund................... $ 77,109,941    0.50%
Evergreen North Carolina Municipal Bond Fund............ $317,626,342    0.50%
Evergreen South Carolina Municipal Bond Fund............ $ 65,373,623    0.50%
Evergreen Virginia Municipal Bond Fund.................. $ 91,857,671    0.50%
Evergreen Massachusetts Tax Free Fund................... $ 10,908,140    0.55%
Evergreen New York Tax Free Fund........................ $ 24,137,118    0.55%
Evergreen Pennsylvania Tax Free Fund.................... $ 68,647,446    0.53%
Evergreen California Tax Free Fund...................... $ 26,464,221    0.56%
Evergreen Missouri Tax Free Fund........................ $ 26,121,747    0.55%

  During First Union's fiscal year ended December 31, 1996, there were no transactions in First Union's securities by any current officer or current Trustee of the Current Trust or of the Successor Trust and or officer or director of First Union or FUNB or Evergreen Asset in an amount equal to or exceeding 1% of the outstanding securities of First Union.

  Attached to this proxy statement as Exhibit G is a table showing the name, address and principal occupation of the directors and principal executive officers of FUNB.


VOTING INFORMATION CONCERNING THE MEETING

  At the close of business on December 26, 1997, there were issued and outstanding 416,608.745 shares of the Trust Class of shares and 2,448,717.423 shares of the Investment Class of shares of the Fund. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy will constitute a quorum for the Meeting.

  If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3799. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR each proposal listed thereon and FOR any other matters deemed appropriate.

  Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of the Fund (who will not be paid for their solicitation activities). Shareholder Communications Corporation ("SCC") and its agents have also been engaged by the Fund to assist in soliciting proxies. Any proxy given by you is revocable.

  In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

  Neither the Fund nor the Successor Fund is required or intends to hold annual or other periodic meeting of shareholders except as may be required by the 1940 Act. If the Reorganization is not approved by shareholders of the Fund, the next meeting of the shareholders of the Fund will be held at such time as the Board may determine or as may be legally required. If the Reorganization is approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Successor Fund at Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

  NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                            ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

  FUNB will pay for the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

BENEFICIAL OWNERSHIP

  As of December 26, 1997, Stephens Inc., P.O. Box 34127, Little Rock, Arkansas 72203 owned for the benefit of its customers 610,859.166 Investment Class shares, representing 24.95% of such class and BOVA & Co., Signet Trust Co., P.O. Box 26311, Richmond, Virginia 23260 owned 416,608.745 Trust Class shares, representing 100% of such class. On December 26, 1997, the existing Trustees and officers of the Fund, together as a group, "beneficially owned" less than one percent of the Fund's outstanding Shares. The term "beneficial ownership" is as defined under Section 13(d) of the Securities Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Trustees, officers of such Fund, and/or on the records of the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  The Fund will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to the Fund at the address on the first page of this Proxy Statement or at 800-829-3863 (prior to February 9, 1998) or 800-343-2898 (from February 9, 1998).

                                OTHER BUSINESS

  The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

  THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

January 8, 1998

                                                                      EXHIBIT A

                       AGREEMENT AND PLAN OF CONVERSION

  Agreement and Plan of Conversion dated as of November 26, 1997 (the "Agreement") between The Virtus Funds, a Massachusetts business trust ("Virtus Funds"), with respect to its The Maryland Municipal Bond Fund series with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Fund") and Evergreen Municipal Trust (the "Trust"), a Delaware business trust, with respect to its Maryland Municipal Bond Fund having an office at 200 Berkeley Street, Boston, Massachusetts 02116.

  Whereas, the Board of Trustees of the Virtus Funds and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by a new series of the Trust pursuant to this Agreement and in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

  Whereas, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

  Now Therefore, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. PLAN OF EXCHANGE.

  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to a corresponding series of the Trust (the "Successor Fund"), and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A and Class Y shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of addition information for the Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Trust shall credit the Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Fund. The Fund currently offers Trust shares and Investment shares. Holders of Trust shares will receive Class Y shares of the Successor Fund and holders of Investment shares will receive Class A shares of the Successor Fund. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Fund.

  (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

  (c) Virtus Funds will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by Virtus Funds after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

  (d) The Valuation Date shall be February 26, 1998, or such earlier or later date as may be mutually agreed upon by the parties.

  (e) As soon as practicable after the Exchange Date, Virtus Funds shall distribute all of the Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

  (f) All costs incurred by the Fund in connection with the transactions contemplated by this Agreement shall be borne by First Union National Bank.

2. VIRTUS FUNDS' REPRESENTATIONS AND WARRANTIES. Virtus Funds represents and warrants to and agrees with the Trust as follows:

    (a) Virtus Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

    (b) Virtus Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    (c) Except as shown on the audited financial statements of Virtus Funds for its most recently completed fiscal period and as incurred in the ordinary course of the Virtus Funds' and the Fund's business since then, neither Virtus Funds nor the Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against Virtus Funds or the Fund.

    (d) On the Exchange Date, Virtus Funds will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust represents and warrants to and agrees with Virtus Funds as follows:

    (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) The Trust is registered as an open-end management investment company and will adopt the Registration Statement of the Virtus Funds with respect to the Fund, for purposes of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act, if applicable.

    (c) Neither the Trust nor the Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Trust or the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

    (d) At the Exchange Date, the Fund Shares to be issued to Virtus Funds (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

    (a) Virtus Funds shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

    (b) As of the Exchange Date, all representations and warranties of Virtus Funds made in this Agreement shall be true and correct as if made at and as of such date, and Virtus Funds shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

    (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

  5. VIRTUS FUNDS' CONDITIONS PRECEDENT. The obligations of Virtus Funds hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6. THE TRUST'S AND THE VIRTUS FUNDS' CONDITIONS PRECEDENT. The obligations of both the Trust and the Virtus Funds hereunder as to the Fund and the Successor Fund shall be subject to the following conditions:

    (a) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

    (b) The Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act, if applicable, shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

    (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the reorganization transaction contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

    (d) Each party shall have received an opinion of Sullivan & Worcester LLP that the Trust is duly formed and existing under the laws of the State of Delaware and that the shares of the Successor Fund to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

    (e) Each party shall have received an opinion of Sullivan & Worcester LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Sullivan & Worcester LLP to the effect that the Successor Fund, established pursuant to the Agreement and Declaration of Trust of the Trust, will be treated as a separate association taxable as a corporation for federal income tax purposes as a regulated investment company under the Code.

  Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

  7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of Virtus Funds or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of Virtus Funds or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of Virtus Funds, in respect of this Agreement.

  8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Virtus Funds, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of Virtus Funds and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

  9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Virtus Funds, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

  11. CAPACITY OF TRUSTEES, ETC. With respect to Virtus Funds, the names refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Virtus Funds' state of organization, which is hereby referred to and is also on file at the principal office of Virtus Funds. The obligations of Virtus Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of Virtus Funds personally, but bind only the trust property, and all persons dealing with any fund of Virtus Funds must look solely to the trust property belonging to the Fund for the enforcement of any claims against Virtus Funds.

  12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  IN WITNESS WHEREOF, Virtus Funds and the Trust have caused this Agreement and Plan of Conversion to be executed as of the date above first written.

                                          THE VIRTUS FUNDS
                                          ON BEHALF OF THE
                                          MARYLAND MUNICIPAL BOND FUND


ATTEST:                                   By:
       ------------------------------        ----------------------------------
                                             Title:


                                          EVERGREEN MUNICIPAL TRUST

ATTEST:                                   By:
       ------------------------------        ----------------------------------
                                             Title:

                                                                      EXHIBIT B

                               THE VIRTUS FUNDS

                     INTERIM INVESTMENT ADVISORY AGREEMENT

  This Agreement is made between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

  Whereas, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

  Whereas, the Adviser is engaged in the business of rendering investment advisory and management services.

  Now, Therefore, the parties hereto, intending to be legally bound, agree as follows:

  1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Agreement, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

  2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

  3. The Trust shall pay or cause to be paid on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

  4. The Trust, on behalf of each of the Funds shall pay to Adviser for all services rendered to such Fund by Adviser hereunder the fees set forth in the exhibits attached hereto.

  5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

  6. This Agreement shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Agreement shall remain in effect for each Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to each Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund.

  7. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty
(60) days' written notice to Adviser.

  8. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

  9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

  10. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

  11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

  12. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

  13. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.

  Witness the due execution hereof this 28th day of November, 1997.

Attest:

                                          VIRTUS CAPITAL MANAGEMENT, INC.

-------------------------------------
Assistant Secretary                       By:
                                             ----------------------------------
                                             President
Attest:


                                          THE VIRTUS FUNDS

-------------------------------------
Assistant Secretary                       By:
C. Grant Anderson                            ----------------------------------
                                             Vice President

                                   EXHIBIT A

                      THE U.S. GOVERNMENT SECURITIES FUND
                       THE VIRGINIA MUNICIPAL BOND FUND
                       THE MARYLAND MUNICIPAL BOND FUND
                        THE TREASURY MONEY MARKET FUND
                             THE MONEY MARKET FUND
                        THE TAX-FREE MONEY MARKET FUND
                            THE STYLE MANAGER FUND
                       THE STYLE MANAGER: LARGE CAP FUND

   NAME OF FUND                                         PERCENTAGE OF NET ASSETS
   ------------                                         ------------------------
   The Treasury Money Market Fund......................         .50 of 1%
   The Money Market Fund...............................         .50 of 1%
   The Tax-Free Money Market Fund......................         .50 of 1%
   The U.S. Government Securities Fund.................         .75 of 1%
   The Virginia Municipal Bond Fund....................         .75 of 1%
   The Maryland Municipal Bond Fund....................         .75 of 1%
   The Style Manager: Large Cap Fund...................         .75 of 1%
   The Style Manager Fund..............................        1.25 of 1%

  For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the "applicable percentage") of the average daily net assets of each Fund.

  The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

  The advisory fee so accrued shall be paid to Adviser daily.

                                                                      EXHIBIT C

                PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS

1. DIVERSIFICATION OF INVESTMENTS

  The Fund may not make any investment inconsistent with the Fund's classification as a non-diversified investment company under the Investment Company Act of 1940.

2. CONCENTRATION OF THE FUND'S ASSETS IN A PARTICULAR INDUSTRY

  The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3. ISSUANCE OF SENIOR SECURITIES

  Except as permitted under the Investment Company Act of 1940, as amended, the Fund may not issue senior securities.

4. BORROWING

  The Fund may not borrow money, except to the extent permitted by applicable law.

5. UNDERWRITING

  The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities.

6. INVESTMENT IN REAL ESTATE

  The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7. COMMODITIES

  The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law without registering as a commodity pool operator under the Commodity Exchange Act.

8. LENDING

  The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

9. INVESTMENT IN FEDERALLY TAX EXEMPT SECURITIES

  The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

                                                                       EXHIBIT D

                        THE MARYLAND MUNICIPAL BOND FUND
                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

             "S": FUNDAMENTAL RESTRICTION TO BE STANDARDIZED
             "R": FUNDAMENTAL RESTRICTION TO BE RECLASSIFIED AS NONFUNDAMENTAL


--------------------------------------------------------------------------------
      TOPIC                    THE MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
   1. DIVERSIFICATION          The Fund is a non-diversified investment
      (S)                      company, as defined by the Investment Company
                               Act of 1940, as amended. As such, there is no
                               limit on the percentage of assets which can be
                               invested in any single issuer. To meet federal
                               tax requirements for qualifications as a
                               "regulated investment company" the Fund will
                               limit its investments so at the close of each
                               quarter of each fiscal year: (a) with regard to
                               at least 50% of its total assets no more than 5%
                               of its total assets is invested in the
                               securities of a single issuer, and (b) no more
                               than 25% of its total assets is invested in the
                               securities of a single issuer.
--------------------------------------------------------------------------------
   2. CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry or in industrial development
                               bonds or other securities, the interest on which
                               is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of its assets in cash or cash items, securities
                               issued or guaranteed by the U.S. government, its
                               agencies, or instrumentalities, or instruments
                               secured by these money market instruments, such
                               as repurchase agreements.
--------------------------------------------------------------------------------
   3. ISSUING SENIOR           The Fund will not issue senior securities except
      SECURITIES               that it may borrow money directly or through
      (S)                      reverse repurchase agreements in amounts up to
                               one-third of the value of its net assets,
                               including the amount borrowed.
--------------------------------------------------------------------------------
   4. BORROWING                The Fund may borrow money directly or through
      (S)                      reverse repurchase agreements in amounts up to
                               one-third of the value of its net assets,
                               including the amount borrowed. The Fund will not
                               borrow money or engage in reverse repurchase
                               agreements for investment leverage, but rather
                               as a temporary, extraordinary, or emergency
                               measure or to facilitate management of the
                               portfolio by enabling the Fund to meet
                               redemption requests when the liquidation of
                               portfolio securities is deemed to be
                               inconvenient or disadvantageous. The Fund will
                               not purchase any securities while any borrowings
                               in excess of 5% of its total assets are
                               outstanding. During the period any reverse
                               repurchase agreements are outstanding, the Fund
                               will restrict the purchase of portfolio
                               securities to money market instruments maturing
                               on or before the expiration date of the reverse
                               repurchase agreements, but only to the extent
                               necessary to assure completion of the reverse
                               repurchase agreements.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      TOPIC                    THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
   5. UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities, except as the Fund may be deemed to
      (S)                      be an underwriter under the Securities Act of
                               1933 in connection with the sale of securities
                               in accordance with its investment objective,
                               policies, and limitations.
-------------------------------------------------------------------------------
   6. REAL ESTATE              The Fund will not purchase or sell real estate,
      (S)                      although it may invest in securities of issuers
                               whose business involves the purchase or sale of
                               real estate or in securities which are secured
                               by real estate or interests in real estate.
-------------------------------------------------------------------------------
   7. COMMODITIES              The Fund will not purchase or sell commodities,
      (S)                      commodity contracts or commodity futures
                               contracts.
-------------------------------------------------------------------------------
   8. LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (S)                      that it may acquire publicly or nonpublicly
                               issued municipal securities or temporary
                               investments or enter into repurchase agreements
                               as permitted by the Fund's investment objective,
                               policies, limitations and Declaration of Trust.
-------------------------------------------------------------------------------
   9. INVESTMENT IN FEDERALLY  The Fund will invest its assets so that, under
      TAX EXEMPT SECURITIES    normal circumstances, at least 80% of its annual
      (S)                      interest income is exempt from federal regular
                               income taxes or at least 80% of its net assets
                               are invested in obligations, the interest income
                               from which is exempt from federal regular income
                               taxes.
                               Federal regular income tax does not include the
                               federal individual alternative minimum tax or
                               the federal alternative minimum tax for
                               corporations.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund will not purchase any securities on
      (R)                      margin but it may obtain such short-term credits
                               as may be necessary for clearance of
                               transactions.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  12. PLEDGES                  The Fund will not mortgage, pledge, or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. In these cases the Fund
                               may pledge assets having a market value not
                               exceeding the lesser of the dollar amounts
                               borrowed or 15% of the value of total assets of
                               the Fund at the time of the pledge. Margin
                               deposits for the purchase and sale of financial
                               futures contracts and related options are not
                               deemed to be a pledge.
-------------------------------------------------------------------------------
  13. ILLIQUID SECURITIES      The Fund will not invest more than 10% of its
      (R)                      net assets in securities subject to restrictions
                               on resale under the Securities Act of 1933
                               (except certain restricted securities which meet
                               the criteria for liquidity as established by the
                               Board of Trustees).
-------------------------------------------------------------------------------
  14. INVESTMENT IN STATE TAX  The Fund will invest its assets so that, under
      EXEMPT SECURITIES        normal circumstances, at least 80% of its annual
      (R)                      interest income is exempt from Maryland state
                               income taxes or at least 80% of its net assets
                               are invested in obligations, the interest income
                               from which is exempt from Maryland state income
                               taxes.
-------------------------------------------------------------------------------

                                                                      EXHIBIT E

                     FORM OF INVESTMENT ADVISORY AGREEMENT
                   BETWEEN THE SUCCESSOR TRUST ON BEHALF OF
                   THE MARYLAND MUNICIPAL BOND FUND AND FUNB

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

  Agreement made the     day of    1997, by and between EVERGREEN MUNICIPAL
TRUST, a Delaware business trust (the "Trust"), and FIRST UNION NATIONAL BANK, a national banking association (the "Adviser").

  Whereas, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

  Therefore, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

  1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of the services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

  (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

  2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

  3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

    (a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such, and

    (b) all expenses of the Adviser incurred in connection with its services hereunder.

  The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

    (a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

    (b) all charges and expenses for bookkeeping and auditors;

    (c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

    (d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

    (e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

    (f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

    (g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

    (h) all costs of certificates representing shares of the Trust or its Funds;

    (i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

    (j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

    (k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

    (l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

    (m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

    (n) all extraordinary expenses and charges of the Trust and its Funds.

  In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

  The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

  4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

  The Adviser's fee is computed as of the close of business on each business day.

  A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

  5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

  6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

  7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

  8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of First Union Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of First Union Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

  9. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

  10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the unaffected Funds; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

  11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Trust or the affected Funds" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

  12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

  13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of The State of Delaware.

  In Witness Whereof, the parties hereto have duly executed this Agreement on the day and year first above written.

                                          Evergreen Municipal Trust

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          First Union National Bank

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

SCHEDULE 1

  1. Evergreen Connecticut Municipal Bond Fund
  2. Evergreen Florida Municipal Bond Fund
  3. Evergreen Georgia Municipal Bond Fund
  4. Evergreen New Jersey Tax Free Income Fund
  5. Evergreen North Carolina Municipal Bond Fund
  6. Evergreen South Carolina Municipal Bond Fund
  7. Evergreen Virginia Municipal Bond Fund
  8. Evergreen Florida High Income Municipal Bond Fund
  9. Evergreen High Grade Tax Free Fund
 10. Evergreen Short-Intermediate Municipal Fund
 11. Evergreen Tax Exempt Money Market Fund
 12. Evergreen Pennsylvania Tax Free Money Market Fund
 13. Evergreen Maryland Municipal Bond Fund

SCHEDULE 2

  Fees for the Evergreen Maryland Municipal Bond Fund:

                                 0.50 of 1.00%

  The advisory fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Evergreen Maryland Municipal Bond Fund. The advisory fee so accrued shall be paid to FUNB monthly.

                                                                      EXHIBIT F

  The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:

     NAME                                                    ADDRESS
     ----                                                    -------
     Tanya Orr Bird............................. Virtus Capital Management, Inc.
                                                 707 East Main Street
                                                 Suite 1300
                                                 Richmond, Virginia 23219
     Josie Clemons Rosson....................... Virtus Capital Management, Inc.
                                                 707 East Main Street
                                                 Suite 1300
                                                 Richmond, Virginia 23219

DIRECTORS:

     NAME                                                    ADDRESS
     ----                                                    -------
     John S. Hall............................... Virtus Capital Management, Inc.
                                                 707 East Main Street
                                                 Suite 1300
                                                 Richmond, Virginia 23219
     Tanya Orr Bird............................. Virtus Capital Management, Inc.
                                                 707 East Main Street
                                                 Suite 1300
                                                 Richmond, Virginia 23219

                                                                      EXHIBIT G

  The names and addresses of the directors and principal executive officers of FUNB are as follows:

   Edward E. Crutchfield, Jr. .. Chairman and Chief Executive Officer, First
                                 Union Corporation; Chief Executive Officer and
                                 Chairman, First Union National Bank


   John R. Georgius............. Vice Chairman and President, First Union
                                 Corporation; Vice Chairman and President, First
                                 Union National Bank

   Marion A. Cowell, Jr. ....... Executive Vice President, Secretary & General
                                 Counsel, First Union Corporation; Secretary and
                                 Executive Vice President, First Union National
                                 Bank

   Robert T. Atwood............. Executive Vice President and Chief Financial
                                 Officer, First Union Corporation; Chief
                                 Financial Officer and Executive Vice President

  All of the above persons are located at: First Union National Bank, One First Union Center, Charlotte, North Carolina 28288.

[LOGO OF VIRTUS APPEARS HERE]

PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

                         MARYLAND MUNICIPAL BOND FUND
                         a series of The Virtus Funds

                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 20, 1998

     The undersigned hereby appoints C. Grant Anderson, Carol B. Kayworth, Terrence J. Cullen, Dorothy E. Bourassa, and Martin J. Wolin or any of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Maryland Municipal Bond Fund (the "Fund") of The Virtus Funds (the "Trust"), which the undersigned is entitled to vote at a special meeting of Shareholders of the Fund to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless Indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy is solicited on behalf of the Board of Trustees. Please indicate your vote by an "X" in the appropriate box below. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted in favor of the proposals.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your title.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

  TO VOTE. MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS:  VIRMMB      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MARYLAND MUNICIPAL BOND FUND


VOTE ON PROPOSALS                                           For  Against Abstain

1.  To approve the proposed Agreement and Plan of
    Conversion with the Evergreen Maryland Municipal        [_]    [_]    [_]
    Bond Fund of the Evergreen Municipal Trust

2.  To approve an interim investment advisory agreement
    between the Fund and Virtus Capital Management, Inc.    [_]    [_]    [_]
    until the reorganization of the Fund into the Evergreen Maryland Municipal Bond Fund

3.  To approve the proposed reclassification of the
    Fund's investment objective from fundamental to         [_]    [_]    [_]
    nonfundamental

4.  To approve the proposed changes to the Fund's
    fundamental investment restrictions                     [_]    [_]    [_]

To vote against the proposed changes to one or more of
the specific fundamental investment restrictions, but
to approve the others, fill in the box at the right AND     [_]
indicate the number(s) of the fundamental investment restrictions you do not want to change on this line:

--------------------------------------------------------
To transact any other business that may come before the Meeting or any adjournment thereof.

----------------------------------          -----------------------------------

----------------------------------          -----------------------------------
      Signature            Date                   Signature            Date
(PLEASE SIGN WITHIN BOX)                       (JOINT OWNERS)
--------------------------------------------------------------------------------